M AY 1 , 2 0 1 0 Prospectus } Burnham Financial Industries Fund THE BURNHAM FAMILY OF FUNDS BMFIX (Class I) As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. B BURNHAM INVESTORS TRUST

TABLE OF CONTENTS

Burnham Financial Industries Fund Summary	1
Additional Information
The Burnham Family of Funds	7
Investment Objectives, Principal Investment Strategies and Risks	8
Understanding Fund Fees and Expenses	13
The Investment Adviser	14
Your Account	16
Instructions and Information on Investing in the Fund
How to Buy Shares	19
How to Exchange and Redeem Shares	21
Transaction Policies	23
Tax Considerations and Distributions	27
Financial Highlights
Fund Performance Data	30
Where to Get More Information	back cover
Each of the Burnham funds has its own risk profile, so be sure to read this prospectus carefully before investing in any of the funds.
Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

BURNHAM

Financial Industries Fund
INVESTMENT OBJECTIVE: The fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and estimated expenses you may pay if you buy and hold shares of the fund.
Fee Table

		Class I

Shareholder Fees (fees paid directly from your investment)
Maximum redemption fee (as a % of redemption proceeds)		2.00%

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]		0.90%
Other expenses[2]
Short sale dividend and interest expenses[3]	0.79%
Remainder other expenses[3]	0.58%

Total other expenses[3]		1.37%

Total Annual Operating Expenses[1,2,3,4]		2.27%

Fee waivers and/or expense reimbursements[2]		(0.11)%

Total Annual Operating Expenses After Fee Waiver[2,3]		2.16%

[1]	The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund’s average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. For more information, see “Management Fees.”

[2]	Burnham Asset Management Corp. (the “adviser”) has voluntarily agreed to reimburse certain expenses to the extent required to reduce total “Total Annual Operating Expenses” to 1.37% of the average daily net assets attributable to Class I shares.
In addition, the adviser has agreed to limit certain of the fund’s “other expenses” to 0.65%. Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser to a fund are subject to recoupment by the adviser within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends and interest expenses, and extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). The expense limitation agreement is effective for the period beginning on May 1, 2010 and will terminate on April 30, 2011 unless it is renewed by all parties to the agreement, the Advisory Agreement of the fund is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Trust Board.

[3]	Short sale dividends and interest expenses on securities sold short are treated as an expense and increase the fund’s expense ratio, although no cash is received or paid by the fund. The amount of short sale dividends and interest expenses was 0.79% of average net assets of Class I for fiscal year 2009. Excluding such short sale dividends and interest expenses, “Other expenses” were 0.46% for Class I and “Net annual operating expenses” were 1.36% for Class I. Short sale dividend and interest expenses will vary and may be either greater than or less than the amount disclosed.

[4]	The ratios of Annual Operating Expenses in this table do not match the ratios of expenses to average net assets in the “Financial Highlights” section of this prospectus (the “Expense Ratios”) because the Expense Ratios reflect the current operating expenses of the fund.

THE FUND 1

Example
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class I	$219	$699	$1,205	$2,597
The Class I shares of this fund are not subject to sales load or other fee upon redemption. This means that your cost for each period would be the same whether or not you sell your Class I shares at the end of a period.
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commission, when it buys and sells securities (or “turns over” its portfolio).A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 229.0% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. (Unlike the Burnham Financial Services Fund, which is also described in this prospectus, and invests primarily in financial services companies that have market capitalizations of less than $9.7 billion, the fund invests primarily in financial service companies without regard to market capitalization. The fund considers all of the following as part of the financial services sector:
•	Regional and money center banks

•	Insurance companies

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial service companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies
The fund may invest in companies of all sizes of market capitalization.

THE FUND 2

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets.
The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options.
The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. Selling short may be used to hedge the fund’s long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the adviser’s research. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.
PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.
Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:
•	Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes — large-capitalization stocks or particular sectors — fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk — The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk — The fund is subject to management risk because it is an actively managed investment portfolio. The fund’s management strategy or securities selection methods could prove less successful than anticipated or unsuccessful.

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•	Derivative Instruments — Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The fund may lose more than its initial investment. If the fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available.

•	Covered Call Options Risk — Investments in covered call options involve certain risks. These risks include limited gains and lack of liquidity of the underlying stock.

•	Covered Put Options Risk — Investments in covered put options involve certain risks. These risks include the risk of loss if fair value of the underlying securities declines and limited gains.

•	Financial Services Sector — The financial services sector has been materially and adversely affected by the continuing credit crisis and recession and a significant decline in value of mortgage-backed and asset-backed securities. The prospects of many financial services companies continue to evolve as financial services companies continue to revise their outlooks and write-down assets that they hold. Governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the fund invests. The valuation of financial services companies has been and continues to be subject to unprecedented volatility.

•	Non-diversification Risk — Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments.

•	Short Sale Risk — Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
PAST PERFORMANCE
The chart and table below provides some indication of the risks of investing in the fund. Although Class A shares are not offered in this prospectus, the returns for Class A shares are provided herein because the Class I shares offered in this prospectus are expected to have substantially similar annual returns since the Class I shares participate in the fund’s portfolio. Annual returns for the Class I shares would differ from annual returns for the Class A shares because the Class I shares have different expenses than the Class A shares. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.
The bar chart shows the annual total returns for the Class A shares of the fund for each full calendar year since inception. Returns for the single best and single worst quarters give some indication of how widely short-term performance has varied. The returns in the chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The Class I shares are not subject to any sales charges. The fund’s performance figures in the table below assume that all distributions were reinvested in the fund and reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-874-3863.

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Return for Class A Shares
Best Quarter: 20.67% in 2nd quarter of 2009
Worst Quarter: (7.62) % in 4th quarter of 2008
The returns shown above are for Class A shares of the fund, which are not available through this prospectus. Class I annual returns would have been substantially similar to Class A annual returns because the classes are invested in the same portfolio of securities. Class I returns will be higher than Class A returns to the extent that Class I has lower expenses.
Average Annual Total Returns
The table presents the fund’s average annual returns for 1 and 5 years and Since Inception for Class A shares, along with those of recognized U.S. common stock indices. Although Class A shares are not offered in this prospectus, the returns for Class A shares are provided herein because the Class I shares offered in this prospectus are expected to have substantially similar annual returns since the Class I shares participate in the fund’s portfolio. Annual returns for the Class I shares would differ from annual returns for the Class A shares because the Class I shares have different expenses than the Class A shares. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the Class A shares’ maximum sales charges and annual operating expenses. The Class I shares are not subject to any sales charges.

			Since Inception
For the following periods ended 12/31/2009	1 year	5 years	(April 30, 2004)

CLASS A SHARES
Total Return Before Taxes	24.45%	7.70%	9.23%
Return After Taxes on Distributions	24.42%	5.67%	7.40%
Return After Taxes on Distributions and Sale of Fund Shares[1]	15.93%	5.61%	7.10%
CLASS I SHARES
Inception date: December 16, 2009
Return Before Taxes			3.40%
The KBW Bank Index
(reflects no deduction of fees, expenses or taxes)	(1.67)%	(13.38)%	(10.21)%

[1]	When the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
ADVISER
The fund is advised by Burnham Asset Management Corp. (the “adviser”).
Subadviser
Mendon Capital Advisors Corp. (“Mendon”) is the subadviser.
Portfolio Manager
Anton Schutz has had primary day-to-day responsibility for the fund’s portfolio since its inception in 2004. Mr. Schutz is the President of Mendon.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amount is $2 million ($50,000 subsequent investments).You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o PNC Global Investment Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (PNC Global Investment Servicing, 1-800-462-2392).
For important information about purchase and sale of fund shares, please turn to “How to Buy Shares” on page 19 of this prospectus.
TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information
The Burnham Family of Funds
Burnham Asset Management Corp. and Burnham Securities Inc. were founded in 1989.
Burnham Investors Trust offers flexibility to investors. All the funds of the Trust share Burnham’s fundamental philosophy of prudent investment and risk management.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related Statement of Additional Information (“SAI”), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or the distributor. This prospectus and the related SAI do not constitute an offer by the fund or by the distributor to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such an offer.

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Investment Objectives, Principal Investment Strategies and Risks
Information below is in addition to the information included in the Summary section.
Burnham Financial Industries Fund
INVESTMENT OBJECTIVE: The fund seeks capital appreciation. The fund’s objective is non-fundamental and may be changed without shareholder approval upon 60 days’ prior notice.
Is the Financial Industries Fund for You?
Burnham Financial Industries Fund is best suited for investors who:
•	Are investing for the long-term

•	Believe that the financial services sector offers attractive long-term growth opportunities

•	Wish to increase their exposure to the financial services sector

•	Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

•	Are comfortable with increased price volatility
The fund may not be appropriate for investors who:
•	Are worried about the possibility of sharp price swings and market declines

•	Are interested in earning current income

•	Do not wish to invest in a concentrated portfolio of financial services companies

•	Are not investing for the long-term
The fund’s goal is non-fundamental and may be changed without shareholder approval upon 60 days’ prior notice.
How the Fund Selects Securities
In selecting stocks, the fund’s adviser uses a combination of growth and value strategies. The adviser seeks growth stocks of companies with the following characteristics:
•	Capable management

•	Attractive business niches

•	Sound financial and accounting practices

•	Demonstrated ability to sustain growth in revenues, earnings and cash flow
The adviser also looks for opportunities to purchase value stocks of companies that appear to be:
•	Undervalued based on their balance sheets or individual circumstances

•	Temporarily distressed

•	Poised for a merger or acquisition

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PRINCIPAL INVESTMENT STRATEGIES
The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. (Unlike the Burnham Financial Services Fund, which is not described in this prospectus and invests primarily in financial services companies that have market capitalizations of less than $9.7 billion the fund invests primarily in financial service companies without regard to market capitalization. Accordingly, the average market capitalization of the fund’s portfolio is expected to be higher than the average market capitalization of the Burnham Financial Industries Fund’s portfolio.) The fund considers all of the following as part of the financial services sector:
•	Regional and money center banks

•	Insurance companies

•	Home, auto and other specialty finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or Freddie Mac

•	Thrift and savings banks

•	Financial conglomerates

•	Foreign financial service companies

•	Electronic transaction processors for financial services companies

•	Real estate investment trusts

•	Depository institutions

•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies
The fund may invest in companies of all sizes of market capitalization.
The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.
The portfolio manager constructs the fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund’s portfolio on a stock-by-stock basis. In addition to its own fundamental research, the adviser relies on a broad information network to gather data and to find potential investments. This network includes

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buy-side and sell-side research analysts, portfolio advisers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and a bottom-up analysis, the adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the adviser constructs the fund’s portfolio, there may be times when the fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.
The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in written covered put options.
The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. The fund generally makes money if the value of the security when repurchased by the fund is less than its value when the fund sold the security short. When the fund sells a security short, it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Until the fund replaces the borrowed security, it will maintain collateral daily in a segregated account, as required by law. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security. The fund is also required to repay the lender the dividends or interest that accrue on the stock during the period of the loan. Selling short may be used to hedge the fund’s long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the adviser’s research. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.
CALL OPTIONS
The Fund Collects a Premium.
For the right to purchase the underlying securities from the fund, the buyer of a call option sold by the fund pays a fee or “premium” to the fund. The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the securities’ price.
If the Option is Exercised.
The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The fund is then obligated to deliver the underlying shares at that exercise price. Options are normally exercised if the market price of the securities exceeds the exercise price of the option.

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If the Option Expires.
If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The fund keeps the premium. The fund may continue to hold the underlying security or may sell the position.
PRINCIPAL RISKS
The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.
Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:
•	Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes — large-capitalization stocks or particular sectors — fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•	Common Stock Risk — The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Management Risk — The fund is subject to management risk because it is an actively managed investment portfolio. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or securities selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•	Derivative Instruments — The fund’s ability to utilize derivatives successfully will depend on the adviser’s ability to predict pertinent market, security and interest rate movements, which cannot be assured. Derivatives involve a number of risks, including possible default by the other party to the transaction, illiquidity and, to the extent the adviser’s view of certain market, security or interest rate movements is incorrect, the risk that the use of derivatives could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchase due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold.
The use of options and futures transactions entail certain other risks. Futures markets are highly volatile, and the use of futures may increase the volatility of the fund’s investments. The variable degree of correlation between the price movements of future contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the derivative instruments may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the use of

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futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the position, at the same time, such transactions can limit the potential gain that might result from an increase in value of such position.
•	Covered Call Options Risk — Investments in covered call options involve certain risks. These risks include:
•	Limited gains. By selling a covered call option, the fund may forego the opportunity to benefit from an increase in price of the underlying security above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.

•	Lack of liquidity for the option. A liquid market may not exist for the option. If the fund is not able to close out the options transactions, the fund will not be able to sell the underlying security until the option expires or is exercised.
•	Covered Put Options Risk — Investments in covered put options involve certain risks. These risks include:
•	Limited Gains. By selling a covered put option, the fund’s gains are limited only to the extent of the premiums received as the holder of the option will not exercise it.

•	Lack of liquidity for the option. By buying a covered put option, the fund’s gains are limited only to the extent of the premiums received as the holder of the option will not exercise it.
•	Financial Services Sector — The financial services sector has been materially and adversely affected by the continuing credit crisis and recession and a significant decline in value of mortgage-backed and asset-backed securities. The prospects of many financial services companies continue to evolve as financial services companies continue to revise their outlooks and write-down assets that they hold. Governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the fund invests. The valuation of financial services companies has been and continues to be subject to unprecedented volatility. An adverse event could disproportionately affect the financial services sector. Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks.
Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.
•	Non-diversification Risk — Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments. Because the fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the fund than if the fund’s investments were more widely distributed.

•	Short Sale Risk — Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. The larger the fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. In addition, because the fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

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Portfolio Turnover. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the fund’s transaction costs, thereby lowering its returns. It also may increase your tax liability.
Tax Consequences to Writing Covered Call Options. The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.
UNDERSTANDING FUND FEES AND EXPENSES
SHAREHOLDER FEES
The following definitions may be helpful in understanding shareholder fees.
ASKED OR OFFERING PRICE
The price at which a fund’s shares may be purchased. The asked or offering price includes the current net asset value per share (“NAV”) plus any sales charge.
SHORT-TERM REDEMPTION FEE
A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.
FUND EXPENSES
The following definitions may be helpful in understanding fund expenses.
MANAGEMENT FEES
Fees paid to the adviser for the supervision of the fund’s investment program.
OTHER EXPENSES
Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.
DISCLOSURE OF PORTFOLIO HOLDINGS
A full schedule of portfolio holdings for the fund, current as of month-end, is available on the Trust’s website at www.burnhamfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the Trust files a Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (the “Commission”) for the period that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.

THE FUND 13

THE INVESTMENT ADVISER
The Trust’s investment adviser and manager is Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, New York, NY 10019. The adviser was founded in 1989.
With respect to the Burnham Fund, the adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. With respect to the other funds that utilize an investment subadviser, the adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of subadvisers. Subject to the approval of the Trust’s Board, the adviser also establishes and modifies whenever necessary the investment strategies of the fund. In return for these services, the adviser receives a fee from the fund as described in the table below. Each subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to its fund. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to any subadviser.
Subadviser
Mendon
Mendon is a registered investment adviser incorporated in the State of Delaware. Mendon has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the fund’s subadviser since its inception in 2004.
The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund’s average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00% of average daily net assets based on the performance of the fund as compared to the KBW Bank Index.
The adviser has contractually agreed to reimburse certain expenses with respect to the fund, to the extent required to reduce “total annual operating expenses” or “other expenses,” as the case may be, to specified levels as described earlier in this prospectus. See also the table below for the operating expense cap as a percentage of average daily NAV. Any waiver and/or reimbursement by the adviser and/or the distributor is subject to repayment by the respective fund within the following three years if the fund is able to make repayment without exceeding its current expense limit. Pursuant to the expense limitation agreement, the expense limits will not apply to, and the adviser will not reimburse a fund for, interest, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., litigation, indemnification).The performance of the fund would be lower in the absence of the contractual waiver. This contractual waiver will terminate on April 30, 2011, unless it is renewed by all parties to the agreement, the

THE FUND 14

advisory agreement is terminated, or the waiver is otherwise terminated with the consent of the applicable fund. The expense limitation agreement may only be terminated during its respective term with approval of the Board.
A discussion regarding the basis for the board of trustees’ approval of the fund’s investment advisory and subadvisory agreements is available in the fund’s semi-annual report to shareholders for the semi-annual period ended June 30, 2009.
The Class I shares of the fund have a voluntary operating expense cap of 1.37% of the fund’s average daily NAV. In addition, the adviser has contractually agreed to limit certain of the fund’s “other expenses” to 0.65%. Because the fund’s management fee may vary between 0.80% and 1.00% depending on the fund’s performance, the total net operating expenses of the fund will accordingly vary after giving effect to the expense limitation.
The Trust and the adviser have received an exemptive order from the Commission permitting the adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Trust or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Under the exemptive order, the adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. More information regarding the adviser, aggregate fees paid to the adviser and subadviser for the most recent fiscal year and the portfolio managers can be found in the Trust’s SAI.
Portfolio Management
Information regarding the fund’s portfolio manager, the portfolio manager’s title and length of service can be found in the fund’s summary above. The SAI provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of securities in the fund.

THE FUND 15

Your Account
As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors — including tax liability, sales charges, and transaction volume — that should influence your investment decisions.
Short-term redemption fee
The fund charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. This fee will compensate the fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.
The short-term redemption fee does not apply to transactions involving:
•	Shares acquired through reinvestment of dividends and other distributions;

•	Shares of the fund in an account that is closed by the fund because it fails to meet the fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and

•	Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.
The fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products).The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

YOUR ACCOUNT 16

The Trust will, upon written request, waive the redemption fee in the following circumstances (and may waive the redemption fee under other circumstances):
•	Any shareholder’s death or disability;

•	Minimum required distributions from retirement accounts;

•	Return of excess contributions in retirement accounts; and

•	Redemptions resulting in the settlement of an estate due to the death of the shareholder.
The fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.
Calculation of net asset value
The fund calculates its NAV of each class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each business day that the NYSE is open for regular trading. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.
The NAV of each class of a fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. The fund values the securities in its portfolio on the basis of market quotations, official closing prices and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. When market quotations, official closing prices or valuations provided by a pricing service are not readily available or determined by the adviser to be unreliable, a fund will use a security’s fair value pursuant to procedures approved by the Board. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by a fund is halted and does not resume before the fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by a fund before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of any fund’s NAV by short-term traders. While the Trust has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

YOUR ACCOUNT 17

Important information about opening a new account with the Burnham Funds
In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Trust’s New Account Application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit additional share purchases. In addition, the Trust may limit additional share purchases or close your account if it is unable to verify your identity.
The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.

YOUR ACCOUNT 18

How to Buy Shares

Minimum Purchase Amount – Class I Shares	Initial purchase	Subsequent purchases
	$2 million	$50,000
You may buy Class I shares without paying a sales charge. The Class I shares are available to all investors directly from the Trust or through a financial intermediary, including but not limited to, financial advisors, retirement plans, broker-dealers and bank trust departments. To meet the minimum investment of $2,000,000, investors may consider aggregating multiple accounts with common ownership and financial advisors may consider aggregating multiple client accounts within the Trust. Class I share accounts offered through a service organization may meet the $2,000,000 minimum investment amount by aggregating multiple accounts within the Trust. Exceptions to the Class I share minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Trust. The Trust reserves the right to change the amount of minimums through service organizations from time to time or to waive them in whole or in part.

Method		Procedure

Mail	Open an account	Complete and sign the application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check to “Burnham Investors Trust.” Send the check and application form to the address below.

	Open an IRA	Shares of the Trust’s funds are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800- 874-3863 or your investment professional.

	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.

Federal Funds Wire	Subsequent purchase	This option is available to existing open accounts only. New accounts must complete an application form and forward payment to the address listed below.

	Wire address	PNC Bank
ABA No: 031000053
FFC Account Number: 8606906049
Attn: [Name and Class of Fund
Burnham Account Name
Burnham Account Number]
YOUR ACCOUNT 19

Method	Procedure

Automatic Investment Program	You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust’s fund. Your investment may come from your bank account or from your balance in the Burnham U.S. Government Money Market Fund, which is not offered in this prospectus. You may change the purchase amount or terminate the plan at any time by writing to the Trust.

Electronic Funds Transfer	To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.

Authorized Broker/Dealer or Investment Professional	Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the fund transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Call Shareholder:
Send regular mail to:	Send overnight mail to:	Service Agent:
Burnham Investors Trust	Burnham Investors Trust	PNC Global Investment Servicing
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing	toll-free at
P.O. Box 9781	101 Sabin Street	1-800-462-2392
Providence, RI 02940-9781	Pawtucket, RI 02860-1427
20 YOUR ACCOUNT

How to Exchange and Redeem Shares

Method	Procedure

By Mail	Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “Burnham Investors Trust” to the address below. Please be sure to specify:

• the fund

• account number

• the dollar value or number of shares you wish to sell

Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below)

By Telephone	As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling Burnham Investors Trust at 1-800-462- 2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust’s funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

Authorized Broker/Dealer or Investment Professional	If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.
YOUR ACCOUNT 21

Method	Procedure

Systematic Withdrawal Plans	If you have a share balance of at least $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ( $50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.

By Federal Funds Wire	Confirm with Burnham Investors Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of the Trust’s fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.

By Exchange	Class I shareholders of a Trust’s fund may exchange their shares for shares of the Burnham U.S. Government Money Market Fund. Read the prospectus for the other fund before making an exchange. The Burnham U.S. Government Money Market Fund also does not charge Rule 12b-1 fees. Call Burnham Investors Trust at 1-800- 462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

Call Shareholder:
Send regular mail to:	Send overnight mail to:	Service Agent:
Burnham Investors Trust	Burnham Investors Trust	PNC Global Investment Servicing
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing	toll-free at
P.O. Box 9781	101 Sabin Street	1-800-462-2392
Providence, RI 02940-9781	Pawtucket, RI 02860-1427
22 YOUR ACCOUNT

Transaction Policies
Paying for shares
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For fund shares purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.
Third party checks
Third party checks will not be accepted.
Federal funds wires
A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.
Telephone transactions
The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.
Regular investing and dollar-cost averaging
Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.
Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.
Other policies
Under certain circumstances, the Trust reserves the right to:
•	Suspend the offering of shares

•	Reject any exchange or investment order

•	Change, suspend or revoke exchange privileges

•	Suspend the telephone order privilege without advance notice to shareholders

•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders

•	Suspend or postpone your right to sell fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission

•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors
YOUR ACCOUNT 23

Redeeming Shares
You may redeem your shares in the Trust on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:
•	In unusual circumstances where the law allows additional time if needed

•	If a check you wrote to buy shares has not cleared by the time you sell the shares
If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.
What is a medallion signature guarantee?
A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).
A notary public cannot provide a medallion signature guarantee.
You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:
•	When selling more than $50,000 worth of shares

•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request
Exchange Privilege
Exchanges of shares have the same tax consequences as redemptions. You may exchange shares freely between funds of the Trust within the same share class and for shares of Burnham U.S. Government Money Market Fund, which are not available through this prospectus, without paying additional sales charges. As of the date of this prospectus, only Class I shares of the fund are offered, and exchanges are only available into the Burnham U.S. Government Money Market Fund. Special tax rules may apply. See the “Taxes” section of the fund’s Statement of Additional Information. The fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the applicable fund.
The fund may restrict or cancel the exchange privilege of any person that, in the opinion of the fund, is using market timing strategies.
24 YOUR ACCOUNT

Excessive Trading Policy
Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the fund. The Board has adopted policies and procedures designed to discourage short-term trading of fund shares. Fund shares are not intended for market timing or excessive trading, and no fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the fund. This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the fund’s net asset value at the conclusion of the delay period. Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within 30 days of each other.
Two types of transactions are exempt from this policy: (1) trades solely in the Burnham U.S. Government Money Market Fund (exchanges between the Burnham U.S. Government Money Market Fund and any other fund are not exempt); and (2) certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.
Limitations on the Ability to Detect and Curtail Excessive Trading Practices.
Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus
YOUR ACCOUNT 25

account arrangements are common forms of holding shares of a fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.
Systematic Withdrawal Plan
A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance of at least $5,000 and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.
The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.
Household Delivery of Fund Documents
With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See “How to Contact Us” below. The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.
26 YOUR ACCOUNT

Tax Considerations and Distributions
The fund pays dividends and distributions, as described in the table below.
Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:
•	Receive all distributions in cash or

•	Reinvest capital gains distributions, but receive your income distributions in cash
You may indicate your distribution choice on your application form upon purchase. For shareholders that are subject to tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.
If you invest in a fund through a tax-deferred account, such as an IRA, you will not be subject to tax or dividends and distributions from the fund or the sale of the fund shares, if those amounts remain in the tax-deferred account.

Type of Distribution	Declared & Paid	Federal Tax Status

Dividends from net investment income	annually	ordinary income or qualified dividend income

Short-term capital gains	annually	ordinary income

Long-term capital gains	annually	long-term capital gain
Dividends from net investment income of the fund is taxable either as ordinary income or, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.
Distributions from the fund are expected to be primarily from capital gains. The fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions generally are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid during the previous year.
The fund issues Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service (the “IRS”) each year. Any shareholder who does not supply a valid taxpayer identification number to the fund may be subject to federal backup withholding.
YOUR ACCOUNT 27

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.
You should consult your tax adviser about your own particular tax situation.
Buying Shares Before a Distribution
The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.
If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.
Investments in tax-deferred accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.
Backup Withholding
When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require the fund to backup withhold at a rate of 28% on all dividends, distributions, sales proceeds and any other payments to you from the fund. In certain circumstances, the IRS may also require a fund to backup withhold even when an appropriate number has been provided by a shareholder.
Retirement Plans
The fund offers a number of tax-deferred plans for retirement savings:
TRADITIONAL IRAs allow money to grow tax-deferred until you take it out. Contributions may be deductible for some investors.
ROTH IRAs also offer tax-free growth. Contributions are taxable, but withdrawals are tax-free for investors who meet certain requirements.
SEP-IRAs and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.
COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAs). Contributions are taxable, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.
28 YOUR ACCOUNT

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Financial Highlights For a share outstanding throughout each period.
These Financial Highlights tables are intended to help you understand the fund’s financial performance for the life of the fund reporting period. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in that fund, assuming reinvestment of all

		Income from investment operations			Less distributions
			Net				Distributions
			realized				from
	Net asset		and			Distri-	capital gains
	value,	Net	unrealized		Dividends	butions	(from			Net asset
	beginning	investment	gain (loss)	Total from	from net	from	securities			value,
	of	income	on securities	investment	investment	return	and options	Total	Redemption	end of
	period	(loss)[b]	and options	operations	income	of capital	transactions)	Distributions	fee[b]	period
Burnham Financial Industries Fund
CLASS I SHARES
12/31/09[d]	$10.00	$0.08	$0.26	$0.34	$—	$—	$—	$—	$—	$10.34

a	Total return is not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

b	Per shares values have been calculated using the average share method.

c	Annualized.

d	Commenced operations on December 16, 2009.
30 FINANCIAL HIGHLIGHTS

Financial Highlights For a share outstanding throughout each period.
dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust’s financial statements, is included in the annual report, which is available upon request.

Ratios to average net assets %
				Ratio of total	Ratio of total		Ratio of
		Ratio of	Ratio of	expenses after	expenses before		net investment
	Net	total	total	reimbursement	reimbursement /		income
	assets,	expenses	expenses	/ recovery and	recovery and without		without dividend
	end of	after reim-	before reim-	without dividend and	dividend and	Ratio of net	and interest	Portfolio
Total	period	bursement	bursement	interest expense	interest expense	investment	expense on	Turnover
return %	(in $000’s)	/ recovery	/ recovery	on short sales	on short sales	income	on short sales	Rate %
3.40[a]	$11,465	1.78 [c]	1.78 [c]	1.36 [c]	1.36 [c]	20.56 [c]	20.98 [c]	229.0
FINANCIAL HIGHLIGHTS 31

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Where to Get More Information
Annual and Semi-Annual Reports

These reports to shareholders contain additional information about the fund’s investments. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during the last fiscal year, detailed performance data, a complete inventory of the fund’s securities and a report from the fund’s independent registered public accounting firm.
Statement of Additional Information (SAI)

The SAI includes additional information about the fund. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this prospectus). Information about the fund (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.
Information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.
How to contact us

You can obtain these documents free of charge on the fund’s website at www.burnhamfunds.com, or by contacting your dealer or:
Distributor:

Burnham Securities Inc.
1325 Avenue of the Americas,
26th Floor New York, NY 10019
phone:1-800-874-FUND (3863)
internet:www.burnhamfunds.com
e-mail:contact@burnhamfunds.com
SEC file number: 811-994
Burnham Investors Trust
Privacy Policy
Burnham Investors Trust honors your relationship with us, and we respect the confidentiality and security of your private personal and financial information. Our Privacy Policy is in place to protect your information while serving your investment needs.
We ask for personal information about you when you open an account with our mutual funds. This information may include your name, address, social security number, account statements, and information from third parties such as other banks or brokerage firms. We use this information to evaluate and serve your financial needs, to fulfill your investment requests and complete your transactions.
Burnham Investors Trust, along with its investment adviser, Burnham Asset Management Corp. and its principal distributor, Burnham Securities Inc., use affiliates in order to provide you with a full range of services, and we may share aspects of your personal information in the course of conducting your business. We will not sell, market or otherwise disclose any information about you or your account to any third party or individual.
In order to service your account, we may need to work with unaffiliated parties for services such as account maintenance or administration. We maintain strict guidelines reflecting their business standards and their privacy policies. We also restrict access to your nonpublic, personal information to those employees, agents and parties who need to know the information in order to process your transactions or supervise your account. If you ask us to provide information to one of your agents, for example your accountant or attorney, we will honor that request. Our industry is regulated, and at times we are obliged to disclose information during routine audits by U.S. Government regulators or other U.S. official regulatory agencies. The purpose of these audits is to review our firm’s compliance with the rules and regulations of our industry, to detect fraud or unauthorized transactions, or to comply with a court order.
We also maintain safeguards that comply with federal and technological standards to safeguard your data. We regularly evaluate and update our systems to ensure the highest levels of security.
If you have any questions, please do not hesitate to contact us at 1-800-462-2392.
For purposes of our Privacy Policy, we refer to our customers as “you” and to Burnham Investors Trust mutual funds as “we” or “us.” Our Privacy Policy also applies to our former customers.

May 5, 2010
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Burnham Investors Trust SEC File Nos. 811-00994 and 002-17226 Filing Pursuant to Rule 497(c)
Ladies and Gentlemen:
     On behalf of the above Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “1933 Act”), enclosed for filing is the definitive Class I Prospectus dated May 1, 2010.
     The purpose of this filing is to reflect changes from the form of Prospectus, which was electronically filed with the Securities and Exchange Commission as part of the Registrant’s Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A (“PEA No. 85”) pursuant to Rule 485(b) under the 1933 Act on April 30, 2010. The forms of the Class A, B and C Prospectus and Statement of Additional Information are unchanged from PEA No. 85.
     There are no fees required in connection with this filing. Please contact me at (212) 603-7532 if you have any questions or comments concerning this filing.
Best regards,
/s/ Thomas N. Calabria
Thomas N. Calabria
Chief Compliance Officer

cc:	Leonard Pierce, Esq. / Wilmer Cutler Pickering Hale and Dorr LLP